UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2016 (October 25, 2016)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Arlington Asset Investment Corp. (the “Company”) issued a press release on October 25, 2016 announcing its financial results for the quarter ended September 30, 2016. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01Other Events.

The Company has posted an updated investor presentation to its website, www.arlingtonasset.com.  A copy of the slide presentation is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Forward-Looking Statements Disclaimer

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding future results or expectations about our investments, interest rates, portfolio allocation, dividends, financing agreements, returns on invested capital, investment strategy, taxes, portfolio, earnings, book value, housing market, compensation, growth in capital, agency MBS spreads, prepayments, hedging instruments, duration, credit performance of private-label MBS, cash flow and benefit of deferred tax asset value.  Forward-looking statements can be identified by forward-looking language, including words such as “believes,” “anticipates,” “views,” “expects,” “estimates,” “intends,” “may,” “plans,” “projects,” “potential,” “prospective,” “will” and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made.  Forward-looking statements are also based on predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond our control.  Forward-looking statements are further based on various operating and return assumptions. Caution must be exercised in relying on forward-looking statements.  Due to known and unknown risks, actual results may differ materially from expectations or projections. You should carefully consider these risks when you make a decision concerning an investment in our common stock or senior notes, along with the following factors, among others, that may cause our actual results to differ materially from those described in any forward-looking statements: availability of, and our ability to deploy, capital; growing our business primarily through a strategy focused on acquiring primarily private-label mortgage-backed securities (“MBS”) and agency MBS; yields on MBS; our ability to successfully implement our hedging strategy; our ability to realize reflation on our private-label MBS; the credit performance of our private-label MBS; current conditions and adverse developments in the residential mortgage market and the overall economy; potential risk attributable to our mortgage-related portfolios; impacts of regulatory changes, including actions taken by the SEC, the U.S. Federal Reserve, the Federal Housing Finance Agency and the U.S. Treasury and changes affecting Fannie Mae and Freddie Mac; overall interest rate environment and changes in interest rates, interest rate spreads, the yield curve and prepayment rates; changes in anticipated earnings and returns; the amount and growth in our cash earnings and distributable income; growth in our book value per share; our ability to maintain adequate liquidity; our use of leverage and dependence on repurchase agreements and other short-term borrowings to finance our mortgage-related holdings; the loss of our exclusion from the definition of an “investment company” under the Investment Company Act of 1940; our ability to forecast our tax attributes and protect and use our net operating loss carry-forwards and net capital loss carry-forwards to offset future taxable income and gains; changes in our business, acquisition, leverage, asset allocation, operational, hedging and financing strategies and policies; our ability and willingness to make future dividends; changes in, and our ability to remain in compliance with, law, regulations or governmental policies affecting our business; and the factors described in the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and other documents filed by the Company with the SEC from time to time.  All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect us. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Arlington Asset Investment Corp. Press Release dated October 25, 2016.

99.2	Investor Presentation dated October 25, 2016 posted to the Company’s website.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: October 26, 2016
	By:	/s/ Richard E. Konzmann
	Name:	Richard E. Konzmann
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Arlington Asset Investment Corp. Press Release dated October 25, 2016.

99.2	Investor Presentation dated October 25, 2016 posted to the Company’s website.